July 1, 2010

Keith O`Connell
Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:T. Rowe Price California Tax-Free Income Trust
California Tax-Free Bond Fund
California Tax-Free Money Fund
File Nos.: 033-08093/811-4525

T. Rowe Price State Tax-Free Income Trust
Georgia Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
Maryland Tax-Free Bond Fund
Maryland Tax-Free Money Fund
New Jersey Tax-Free Bond Fund
New York Tax-Free Bond Fund
New York Tax-Free Money Fund
Virginia Tax-Free Bond Fund
File Nos.: 033-06533/811-4521

T. Rowe Price Tax-Efficient Funds, Inc.
T. Rowe Price Tax-Efficient Equity Fund
File Nos. 333-26441/811-08207

T. Rowe Price Tax-Exempt Money Fund, Inc.
File Nos.: 002-67029/811-3055

T. Rowe Price Tax-Free High Yield Fund, Inc.
File Nos.: 002-94641/811-4163

T. Rowe Price Tax-Free Income Fund, Inc.
T. Rowe Price Tax-Free Income Fund—Advisor Class
File Nos.: 002-57265/811-2684

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
File Nos.: 002-87059/811-3872

Dear Mr. O`Connell:

This letter accompanies our filing of the above-referenced Funds` Statement of Additional Information under Rule 497(j) of the Securities Act of 1933. There are no changes to the Funds` Statement of Additional Information or prospectuses that were filed under Rule 485(b) on June 29, 2010.

The Prospectuses and Statement of Additional Information went effective automatically on July 1, 2010.

If you have any questions about this filing, please call me at 410-345-4981, or in my absence, Brian Poole at 410-345-6646.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman

July 1, 2010